SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
_____________


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): March 2, 2000


THE ADVEST GROUP, INC.
(Exact name of Registrant as specified in its charter)



	Delaware	 		 	 1-8408			06-0950444
(State or other juris-				(Commission			(IRS
employer
diction of incorporation)			file number)
	identification no.)



		90 State House Square, Hartford CT				06103
		(Address of principal executive offices)			(Zip code)



Registrant's telephone number, including area code: (860) 509-1000



No change
(Former name or former address, if changed since last report)



Page 1 of 5 pages
Exhibit Index on Page 3

Item 5.  Other Events.

On March 2, 2000 the Registrant issued a News Release announcing the appointment of Peter R. Kellogg to its Board of Directors and the declaration of a quarterly dividend of $.06 per share, an increase from $.05 per share in prior quarters.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

	(c) 	Exhibits:

Number		Exhibit							Page No.

99		News Release dated March 2, 2000 concerning
		Appointment of a Director and Increase in Dividend		4

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							THE ADVEST GROUP, INC.


Date: 	March 2, 2000				By: /s/ GRANT W. KURTZ
								Grant W. Kurtz
								President and
								Chief Executive Officer









Page 2


EXHIBIT INDEX


Number		Exhibit							Page No.

99		News Release dated March 2, 2000 concerning
		Appointment of a Director and Increase in Dividend		4
































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